SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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PIMCO EQUITY SERIES

PIMCO EQUITY SERIES VIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PIMCO EQUITY SERIES

PIMCO EQUITY SERIES VIT

840 Newport Center Drive Newport Beach, California 92660

September 23, 2011

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Equity Series and PIMCO Equity Series VIT (each a “Trust” and collectively, the “Trusts”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of PIMCO Emerging Multi-Asset Fund, PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™, each a series of PIMCO Equity Series, and PIMCO EqS Pathfinder Portfolio™, a series of PIMCO Equity Series VIT (each a “Fund” and collectively, the “Funds”), to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on October 24, 2011 at 10:00 a.m., Pacific time.

At the Meeting, shareholders of each Trust will be asked to vote on the election of three Trustees to the Board of Trustees of the applicable Trust.

Your vote is important. The proposal has been carefully reviewed by each Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of each Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (800) 290-6430.

Thank you in advance for your participation in this important event.

Sincerely,

Brent R. Harris Chairman of the Board

PIMCO EQUITY SERIES

PIMCO Emerging Multi-Asset Fund

PIMCO EqS Emerging Markets Fund

PIMCO EqS Pathfinder Fund™

PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio™

840 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held October 24, 2011

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of PIMCO Emerging Multi-Asset Fund, PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™, each a series of PIMCO Equity Series, and PIMCO EqS Pathfinder Portfolio™, a series of PIMCO Equity Series VIT (each a “Fund” and collectively, the “Funds”), will be held in the offices of Pacific Investment Management Company LLC, each Fund’s investment adviser, 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on October 24, 2011 at 10:00 a.m., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for each Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.        To elect three Trustees to the Board of Trustees.

Each Board of Trustees has fixed the close of business on September 15, 2011 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact D.F. King at (800) 290-6430 Monday through Friday from 8 a.m. to 10 p.m. ET and Saturday 11 a.m. to 5 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 24, 2011: This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.kingproxy.com/pimco. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of each Board of Trustees

J. Stephen King, Jr., Secretary

September 23, 2011

PIMCO EQUITY SERIES

PIMCO Emerging Multi-Asset Fund PIMCO EqS Emerging Markets Fund

PIMCO EqS Pathfinder Fund™

PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio™

840 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(800) 290-6430

For account information call:

(800) 927-4648 (Shareholders of PIMCO Equity Series VIT and Institutional Class, Class P, Administrative Class and Class D of PIMCO Equity Series)

(800) 426-0107 (Shareholders of Class A, Class C and Class R of PIMCO Equity Series)

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on October 24, 2011

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Equity Series and PIMCO Equity Series VIT (each a “Trust” and collectively, the “Trusts”), each a Delaware statutory trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”) for use at a special meeting of shareholders of the PIMCO Emerging Multi-Asset Fund, PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™, each a series of PIMCO Equity Series, and PIMCO EqS Pathfinder Portfolio™, a series of PIMCO Equity Series VIT (each a “Fund” and collectively, the “Funds”) (the “Meeting”). The Meeting is scheduled to be held at the offices of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser, 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on October 24, 2011 at 10:00 a.m., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about September 23, 2011.

The purpose of the Meeting is to consider and act upon a proposal to elect three Trustees to each Board of Trustees and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on September 15, 2011 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share registered in his or her name.

As of the Record Date, the following number of shares of the Funds, representing the corresponding number of votes, were outstanding:

PIMCO Equity Series	Number of Shares Outstanding (Votes)
PIMCO Emerging Multi-Asset Fund	2,784,049.034
PIMCO EqS Emerging Markets Fund	40,269,779.574
PIMCO EqS Pathfinder Fund™	201,174,554.404

PIMCO Equity Series VIT	Number of Shares Outstanding (Votes)
PIMCO EqS Pathfinder Portfolio™	853,315.922

As discussed further below, certain funds for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest substantially all of their assets in other funds advised by PIMCO, including the PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™. As of September 14, 2011, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of the PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™ and therefore may be presumed to “control” the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see Exhibit A for more information regarding the PIMCO Funds of Funds ownership of Fund shares. PIMCO will vote any shares of the Funds held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders of the Trust.

Persons who, to the knowledge of the Trusts, beneficially own more than five percent of each Fund’s outstanding shares as of June 30, 2011 are listed in Exhibit A under “Share Ownership of Certain Beneficial Owners.”

The principal business address of PIMCO, each Fund’s investment adviser and administrator, is 840 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC, each Fund’s principal underwriter, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trusts (addressed to the Secretary at the principal executive office of the Trusts, 840 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. Because shares of the PIMCO EqS Pathfinder Portfolio™ are held through a variable annuity contract or variable life insurance policy (as discussed below), please consult with your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

With respect to the PIMCO EqS Pathfinder Portfolio™, shares of the Fund are sold to separate accounts established by certain insurance companies (each, a “Participating Insurance Company,” and collectively, the “Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance contracts. The rights accompanying shares of the Fund are legally vested in the variable annuity contracts and variable life insurance contracts offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance contracts. A signed voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on the proposal will be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business as of the Record Date will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote shares of the Fund held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance contracts, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. As a result, if only a small number of shareholders vote, this small number of shareholders may affect the outcome of the vote. For purposes of this proxy statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance contracts.

With respect to the PIMCO EqS Pathfinder Portfolio™, as you hold shares through a variable annuity contract or a variable life insurance contract, if you do not vote your shares or do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

Shareholders can find important information about the Funds in the annual and semi-annual reports to shareholders, dated December 31, 2010 and June 30, 2011, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trusts at the above address, or by calling the appropriate telephone numbers above.

PROPOSAL

ELECTION OF THREE TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect three nominees to the Board of Trustees of each Trust, two of whom do not currently serve as Trustees. The third, Mr. Allan B. Hubbard, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trusts.

At the Meeting, Trustees of each Trust are to be elected, each to serve for a term of indefinite duration and until his successor is duly elected and qualifies, or until his earlier resignation or removal (as provided in the applicable Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the three nominees named below, unless the proxy contains contrary instructions.

The nominees for election to each Board of Trustees are Messrs. Allan B. Hubbard, Neel T. Kashkari and Peter B. McCarthy. None of these individuals, except Mr. Hubbard, currently serves on the Board of Trustees. Each of the nominees was recommended for nomination by the Governance Committee of the Board of Trustees. Each of Messrs. Hubbard and McCarthy is not an “interested person” of the Trusts, as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).

Each of the nominees has consented to serve as a Trustee. The Board of Trustees know of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

Nominees

Basic information concerning the nominees are set forth below. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth	Position Held with Trusts, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Neel T. Kashkari (1973)	President 03/2010 to present	Managing Director, PIMCO. Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury; Vice President, Goldman Sachs Group, Inc.	4	None
1 Mr. Kashkari is an “interested person” of each Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

Name and Year of Birth	Position Held with Trusts, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Nominees
Allan B. Hubbard (1947)	Trustee 02/2011 to present	Chairman, E&A Holdings, Inc. (Private Holding Company). Formerly, Assistant to the President for Economic Policy and Director, National Economic Council – President George W. Bush administration.	4	None
Peter B. McCarthy (1950)	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	4	None

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded, based on each nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other nominees, that each nominee is qualified to serve as a Trustee of the Trusts. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trusts, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hubbard has experience as the Chairman and President of a private holding company and previously served as Assistant to President George W. Bush for Economic Policy and Director of the National Economic Council and as Chairman of the Indiana State Chamber of Commerce. Mr. Hubbard also has experience as a board and audit committee member of two public companies and as a Board member and audit committee member of each Trust.

Mr. Kashkari’s positions as a Managing Director of PIMCO and Head of Global Equities give him valuable experience with the role of PIMCO in the day-to-day management of each Trust’s affairs, enabling him to provide essential management input to the Board. Previously, Mr. Kashkari was head of new investment initiatives for PIMCO. Prior to joining PIMCO in 2009, Mr. Kashkari served in the United States Department of the Treasury from 2006-2009, first as senior advisor to Secretary Henry Paulson and then as Assistant Secretary of the Treasury. In the latter role, he established and led the Office of Financial Stability and oversaw the Troubled Assets Relief Program (TARP). Before joining the United States Department of the Treasury, Mr. Kashkari was a vice president at Goldman Sachs, advising technology companies on financings and mergers and acquisitions.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions.

Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially own by them in the same fund family overseen by the nominee as of June 30, 2011.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominee
Neel T. Kashkari	PIMCO EqS Pathfinder Fund™	$50,001-$100,000	$100,001-$500,000
	PIMCO Emerging Multi-Asset Fund	$10,001-$50,000
Independent Nominees
Allan B. Hubbard	N/A	N/A	N/A
Peter B. McCarthy	N/A	N/A	N/A

As of June 30, 2011, the Trustees and officers of the Trusts, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds.

Ownership of Certain Entities

As of June 30, 2011, no Independent Trustee nominee or his immediate family members own securities, beneficially or of record, in PIMCO or PIMCO Investments LLC, each Fund’s principal underwriter (the “Distributor”) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with PIMCO or Distributor.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from PIMCO Equity Series for the fiscal year ended June 30, 2011, from PIMCO Equity Series VIT for the fiscal year ended December 30, 2010, and the aggregate compensation paid by the Fund Complex for the one-year period ended June 30, 2011:

Name	Aggregate Compensation from PIMCO Equity Series[1]	Aggregate Compensation from PIMCO Equity Series VIT[2]	Total Compensation from Trust and Fund Complex Paid to Trustees[1,2,3]
E. Philip Cannon	$83,875.00	$13,778	$356,625.00
Vern O. Curtis	$91,375.00	$14,778	$366,125.00
Allan B. Hubbard[4]	$20,125.00	N/A	$24,375.00
1	During the Trust’s fiscal year ending June 30, 2011, each Trustee, other than the Trustee affiliated with PIMCO, or its affiliates, received an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $7,500 and the governance committee chair received an additional annual retainer of $750. For additional information regarding the compensation received by the Trustees from PIMCO Equity Series, please see the Trust’s Statement of Additional Information dated October 29, 2010, as supplemented to date.

2	During the Trust’s fiscal year ending December 31, 2010, each Trustee, other than the Trustee affiliated with PIMCO, or its affiliates, received an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $2,000 and the governance committee chair received an additional annual retainer of $250. Trustee compensation for the Trust’s first fiscal year, ending December 31, 2010, was pro-rated from March 30, 2010, the date the Trustees accepted their appointment to the Board. For additional information regarding the compensation received by the Trustees from PIMCO Equity Series VIT, please see the Trust’s Statement of Additional Information dated April 29, 2011, as supplemented to date.

3	During the one-year period ending June 30, 2011, Messrs. Cannon and Curtis also served as a Trustee of PIMCO Funds, a registered open-end management investment company, as Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, as a Trustee of PIMCO ETF Trust, a registered open-end management investment company and Mr. Cannon, Mr. Curtis and Mr. Hubbard served as a Trustee of PIMCO Equity Series VIT, a registered open-end management investment company.

As of August 31, 2011, PIMCO Funds consisted of 96 separate series and had $498,972,722,060 of assets under management. For their services to PIMCO Funds prior to January 1, 2011, Messrs. Cannon and Curtis received an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and the governance committee chair received an additional annual retainer of $1,500. Effective January 1, 2011, for their services to PIMCO Funds, Messrs. Cannon and Curtis receive an annual retainer of $135,000, plus $10,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and the governance committee chair receives an additional annual retainer of $1,500. The Total Compensation from each Trust and the Fund Complex Paid to Trustees includes $171,250 paid by PIMCO Funds to Messrs. Cannon and Curtis, respectively. For additional information regarding the compensation received by the Trustees from PIMCO Funds, please see the Trust’s Statement of Additional Information dated July 31, 2011, as supplemented to date.

As of August 31, 2011, PIMCO Variable Insurance Trust consisted of 20 separate series and had $18,737,327,953 of assets under management. For their services to PIMCO Variable Insurance Trust prior to January 1, 2011, Messrs. Cannon and Curtis received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and the governance committee chair received an additional annual retainer of $500. Effective January 1, 2011, for their services to PIMCO Variable Insurance Trust, Messrs. Cannon and Curtis receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $4,000 and the governance committee chair receives an additional annual retainer of $500. The Total Compensation from each Trust and the Fund Complex Paid to Trustees includes $41,250 paid by PIMCO Variable Insurance Trust to Messrs. Cannon and Curtis, respectively. For additional information regarding the compensation received by the Trustees from PIMCO Variable Insurance Trust, please see the Trust’s Statement of Additional Information dated April 29, 2011, as supplemented to date.

As of August 31, 2011, PIMCO ETF Trust consisted of 33 separate series and had $3,591,816,264 of assets under management. For their services to PIMCO ETF Trust prior to January 1, 2011, Messrs. Cannon and Curtis received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $250 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and the governance committee chair received an additional annual retainer of $500. Effective January 1, 2011, for their services to PIMCO ETF Trust, Messrs. Cannon and Curtis receive an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $4,000 and the governance committee chair receives an additional annual retainer of $500. The Total Compensation from each Trust and the Fund Complex Paid to Trustees includes $41,500 paid by PIMCO ETF Trust to Messrs. Cannon and Curtis, respectively. For additional information regarding the compensation received by the Trustees from PIMCO ETF Trust, please see the Trust’s Statement of Additional Information dated October 29, 2010, as supplemented to date.

4	Mr. Hubbard joined the Board of Trustees on February 28, 2011.

Leadership Structure and Risk Oversight Function

Each Board is currently composed of four Trustees, three of whom are Independent Trustees. The Trustees meet periodically throughout the year to discuss and consider matters concerning the applicable Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The PIMCO Equity Series VIT’s Board met three times during the fiscal year ended December 31, 2010 and the PIMCO Equity Series’ Board met four times during the fiscal year ended June 30, 2011.

Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of each Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the applicable Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Boards do not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and each Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the applicable Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation and the Audit and Governance Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the applicable Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the applicable Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of the Funds, the Trust and the fund complex; and the management, distribution and other service arrangements of the Funds, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the applicable Trust’s activities. In addition, PIMCO and each Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the applicable Trust’s activities. Each Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Each Trust has an Audit Committee that consists of all of the Independent Trustees (Messrs. Cannon, Curtis (Chair) and Hubbard). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to a Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. The PIMCO Equity Series VIT’s Audit Committee met two times during the fiscal year ended December 31, 2010 and the PIMCO Equity Series’ Audit Committee met four times during the fiscal year ended June 30, 2011.

Each Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Kashkari, John Hardaway and Erik Brown and Ms. Stacie Anctil. Information about Messrs. Hardaway and Brown and Ms. Anctil, all officers of the Trusts, can be found in Appendix D. However, the members of this committee may be changed by a Board of Trustees from time to time. The PIMCO Equity Series VIT’s Valuation Committee met eight times during the fiscal year ended December 31, 2010 and the PIMCO Equity Series’ Valuation Committee met twelve times during the fiscal year ended June 30, 2011.

Each Trust also has a Governance Committee, which is composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Messrs. Cannon (Chair), Curtis and Hubbard) vote on the nomination of Independent Trustee candidates. The PIMCO Equity Series VIT’s Governance Committee met four times during the fiscal year ended December 31, 2010 and the PIMCO Equity Series’ Governance Committee met five times during the fiscal year ended June 30, 2011.

The Governance Committee has a charter, which is attached as Exhibit B.

The Governance Committee has a policy in place for considering nominees recommended by shareholders. The Governance Committee will consider potential trustee nominees recommended by shareholders provided that the proposed nominees: (i) satisfy any minimum qualifications of a Trust for its Trustees and (ii) are not “interested persons” of a Trust or the investment adviser within the meaning of the 1940 Act.

In addition, potential trustee nominees recommended by shareholders must fulfill the following requirements:

(a)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

(b)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted,

during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d)	The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; and

(e)	The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating shareholder or shareholder group must meet the following requirements:

(a)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a series of a Trust’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b)	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least two years.

A nominating shareholder or shareholder group may not submit more proposed nominees than the number of Board positions open each year. All shareholder-recommended nominee submissions must be received by a Trust by the deadline for submission of any shareholder proposals which would be included in the Trust’s proxy statement, if any.

Shareholders recommending potential trustee nominees must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Secretary of the Trusts. Notice to the Secretary of the Trusts should be provided in accordance with the deadline specified above and include, (i) the shareholder’s contact information; (ii) the trustee nominee’s contact information and the number of shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (iv) a notarized letter executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in a Trust’s proxy statement, if nominated by a Board of Trustees, to be named as a trustee if so elected.

Required Vote

For each Trust, approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “For” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Funds at 840 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 23, 2011. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trusts will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

For purposes of this Meeting, a quorum is present to transact business if the holders of one-third (33 1/3%) of the outstanding Shares of a Trust entitled to vote at the Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present.

For each Trust, approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the shareholders may adjourn the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of September 14, 2011, the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Exhibit A.

Trustees and Officers of the Trusts

The name, address, position, principal occupations during the past five years, number of portfolios in Fund Complex overseen by and other directorships held during the past five years of the current Trustees of the Trusts other than Mr. Hubbard and the name, address, position and principal occupations during the past five years of the principal executive officers of the Trust other than Mr. Kashkari are listed in Exhibit C.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit D.

Shareholder Proposals

The Trusts do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trusts at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trusts any such intention. Neither the proxy holders nor the management of the Trusts is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Board of Trustees

J. Stephen King, Jr., Secretary

September 23, 2011

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Equity Series Annual Report for the fiscal year ended June 30, 2011 and the PIMCO Equity Series VIT Annual Report for the fiscal year ended December 31, 2010 are available without charge upon request by writing the Trusts at 840 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (866) 746-2602.

EXHIBIT A

As of September 14, 2011 the following persons owned of record or beneficially 5% or more of the shares of a class of the Funds:

PIMCO Emerging Multi-Asset Fund	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
Class A

* Salomon Smith Barney, 333 W 34th Street, New York, NY 10001-2402	64,006.904	17.64%

* Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311	41,665.35	11.49%

* UBS WM USA, 499 Washington Blvd., 9th Floor, Jersey City, NJ 07310-2055	32,200.246	8.88%

* LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121-1968	21,646.806	5.97%

* National Financial Services LLC, 5th Floor, One World Financial Center, 200 Liberty St., New York, NY 10281-1003	19,905.164	5.49%

Administrative Class

* Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	998.004	100.00%

Class C

* Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311	15,297.225	18.27%

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003	11,889.885	14.20%

* LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121-1968	10,255.921	12.25%

Class D

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003	288,834.544	67.29%

PIMCO Emerging Multi-Asset Fund	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
* Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4151	110,442.606	25.73%

Institutional Class

* Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4151	790,554.847	46.96%

* Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	300,000	17.82%

* NFS, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003	189,207.868	11.24%

* Pershing LLC, PO Box 2052, Jersey City, NJ 07303	150,631.225	8.95%

Class P

* Salomon Smith Barney, 333 W 34th Street, New York, NY 10001-2402	168,427.383	87.21%

* LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121-1968	21,724.492	11.25%

Class R

* Allianz Global Investors of America LP, 680 Newport Center Dr., Ste. 250, Newport Beach, CA 92660-4046	1,000	100%

PIMCO EqS Emerging Markets Fund	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
Class A

* Raymond James, 880 Carillon Pkwy., St. Petersburg, FL 33716-1100	33,232.223	25.51%

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty St., New York, NY 10281-1003	12,780.617	9.81%

* Pershing LLC, PO Box 2052, Jersey City, NJ 07303	11,520.737	8.84%

* UBS WM USA, 499 Washington Blvd, 9th Floor, Jersey City, NJ 07310-2055	7,483.89	5.75%

PIMCO EqS Emerging Markets Fund	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
Administrative Class

* TD Ameritrade Inc, PO Box 2226, Omaha, NE 68103-2226	1,177.227	92.67%

* Pershing LLC, PO Box 2052, Jersey City, NJ 07303	67.592	5.32%

Class C

* Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716-1100	3,626.318	18.21%

* Pershing LLC, PO Box 2052, Jersey City, NJ 07303	3,459.821	17.38%

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003	2,832.585	14.23%

Henry Lai, 11670 Compass Point Drive N Apt 149, San Diego, CA 92126-8575	1,276.627	6.41%

* LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121-1968	1,106.296	5.56%

Class D

* Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4151	90,360.923	63.71%

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003	23,205.469	16.36%

* Vanguard Brokerage Services, PO Box 1170, Valley Forge, PA 19482-1170	16,271.998	11.47%

Institutional Class

* State Street Kansas City FBO, PIMCO Global Multi-Asset FND, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	17,782,995.04	44.50%

* State Street Bank & Trust Company FBO, PIMCO All Asset Fund, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	7,593,441.111	19.00%

PIMCO EqS Emerging Markets Fund	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
* State Street Bank & Trust Co FBO, PIMCO All Asset All Authority Fund, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	3,796,720.555	9.50%

Class P

* LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121-1968	9,335.971	80.34%

* Pershing LLC, PO Box 2052, Jersey City, NJ 07303	1,284.585	11.05%

* Allianz Global Investors of America LP, 680 Newport Center Dr., Ste. 250, Newport Beach, CA 92660-4046	1,000	8.61%

Class R

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003	2,821.497	73.83%

* Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	1,000	26.17%

PIMCO EqS Pathfinder Fund™	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
Class A

* Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716-1100	1,611,376.914	20.03%

* UBS WM USA, 499 Washington Blvd 9th Floor, Jersey City, NJ 07310-2055	636,801.393	7.91%

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003	513,918.817	6.39%

* LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121-1968	425,158.053	5.28%

Class C

* Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716-1100	444,382.945	9.25%

PIMCO EqS Pathfinder Fund™	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
* MLPF&S, 4800 Deer Lake Drive E FL 3, Jacksonville, FL 32246-6484	440,194.466	9.17%

* UBS WM USA, 499 Washington Blvd 9th FL, Jersey City, NJ 07310-2055	392,550.025	8.17%

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003	267,372.728	5.57%

Class D

* National Financial Services LLC, Dept. 5th Floor, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003	929,907.128	40.29%

* Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4151	871,057.084	37.74%

Institutional Class

* State Street Bank & Trust Company FBO, PIMCO All Asset Fund, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307	53,666,986.221	30.70%

* State Street Kansas City FBO, PIMCO Global Multi-Asset Fund, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307	46,938,043.18	26.85%

* State Street Bank & Trust Company FBO, PIMCO All Asset All Authority Fund, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307	40,484,710.784	23.16%

* State Street Bank FBO, PVIT Global Multi Asset Port, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307	14,821,244.098	8.48%

Class P

* Merrill Lynch, Pierce, Fenner & Smith Inc 4800 Deer Lake Drive, E FL 3, Jacksonville, FL 32246-6484	3,645,755.702	35.29%

Class R

* EMB Statistical Solutions LLC, 401(K) Profit Sharing Plan & Trust, 9300 West 110th Street, Bldg 55 Suite 550, Overland Park, KS 66210-1437	9,088.29	90.01%

PIMCO EqS Pathfinder Fund™	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
* Allianz Global Investors, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	1,009.008	9.99%

PIMCO EqS Pathfinder Portfolio™	Shares Beneficially Owned	Percent of Outstanding Shares of the Class
Advisor Class

* + Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297	506,162.516	94.65%

Institutional Class

* + PIMCO LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6398	310,000	97.86%

*	Shares are believed to be held only as nominee.
+	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

Certain funds for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest substantially all of their assets in other funds advised by PIMCO, including the PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™. As of September 14, 2011, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of each of the PIMCO EqS Emerging Markets Fund and PIMCO EqS Pathfinder Fund™ and therefore may be presumed to “control” the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). PIMCO will vote any shares of the Trust held by the PIMCO Funds of Funds in proportion to the votes of all other shareholders of the Trust.

EXHIBIT B

PIMCO EQUITY SERIES

PIMCO EQUITY SERIES VIT

GOVERNANCE COMMITTEE CHARTER

The provisions of this charter apply to each of PIMCO Equity Series and PIMCO Equity Series VIT (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall be determined by the Board of Trustees (the “Board”). All trustees of the Funds shall be eligible to serve on the Committee. The interested trustees of each Fund who are members of the Committee, however, shall not participate in any activities that are exclusively the responsibility of the independent trustees (e.g., voting on the nomination of independent trustees).

Mission

•	To provide a forum for members of the Board to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•	To promote the effective participation of qualified individuals on the Board and its Committees.

•	To promote qualified individuals as executive officers of the Funds.

Governance Function

1.	The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2.	The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function - Board

1.	The Committee shall make nominations for trustees and officers of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.

        The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder or shareholder group, potential trustee candidates and nominating shareholders or shareholder groups must satisfy the requirements[1] provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner.

3.	The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4.	The Committee requires that each prospective trustee candidate have a college degree or equivalent business experience. In addition, it is the Board’s policy that trustees on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The

[1]	These requirements are based on proposed Securities Exchange Act of 1934 Rule 14a-11(b) and (c) and may be amended depending on the text of that Rule as finally adopted.

Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise;
(v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.

5.	The Committee shall evaluate the participation and contribution of each trustee coming to the end of his or her term before deciding whether to recommend re-election. The Committee may seek the views of other trustees to assist them in this evaluation.

6.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

7.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8.	The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function - Committees

1.	The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall normally meet twice yearly prior to the meeting of the full Board, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

3.	The Committee shall review this Charter periodically and recommend any changes to the full Board.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO Equity Series and PIMCO Equity Series VIT on March 30, 2010.

APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Nominee Candidates

A.    Nominee Requirements

Trustee nominees recommended by shareholders must fulfill the following requirements:2

1.        The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

2.        Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

3.        Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

4.        The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

5.        The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B.    Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder group must meet the following requirements:

1.        Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the

[2]	Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used in this Appendix A.

relevant Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

C.    Deadlines and Limitations

A nominating shareholder or shareholder group may not submit more nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the relevant Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next meeting of the Fund.

D.    Making a Submission

Shareholders recommending potential trustee candidates must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the relevant Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the shareholder’s contact information; (ii) the trustee candidate’s contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, to be named as a trustee if so elected.

EXHIBIT C

TRUSTEES AND OFFICERS OF THE TRUSTS

Certain information concerning the Trustees of each Trust, except for Mr. Allan B. Hubbard, and the Trust’s officers, except for Mr. Neel T. Kashkari, is set forth below. Information concerning Messrs. Hubbard and Kashkari is set forth in the proposal section of the proxy statement. Each Trust’s officers are annually elected by the applicable Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 840 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trusts

Name and Year of Birth	Position Held with Trusts, Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	153	Chairman, President and Trustee, PIMCO ETF Trust; Chairman, President and Trustee, PIMCO Funds; and Chairman, President and Trustee, PIMCO Variable Insurance Trust; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute. Formerly, Chairman and Director, PCM Fund, Inc.

Name and Year of Birth	Position Held with Trusts, Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	153	Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.
Vern O. Curtis (1934) Trustee	03/2010 to present	Private Investor.	153	Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, PCM Fund, Inc.
1	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.
+	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of September 15, 2011.

Officers of the Trusts

Name, Year of Birth and Position Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.
William H. Gross (1944) Senior Vice President	03/2010 to present	Managing Director and Co-Chief Investment Officer, PIMCO.
Mohamed El-Erian (1958) Senior Vice President	03/2010 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.
Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	03/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.
J. Stephen King, Jr. (1962) Vice President— Senior Counsel, Secretary	12/2009 to present	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.
Peter G. Strelow (1970) Vice President	03/2010 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Name, Year of Birth and Position Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
John P. Hardaway (1957) Treasurer	12/2009 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Trent W. Walker (1974) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
*	The information for the individuals listed is as of September 15, 2011.

EXHIBIT D

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1055 Broadway, Kansas City, MO 64105, serves as the independent registered public accounting firm for each Fund. PwC provides audit services, tax return review and assistance and consultation in connection with review of SEC and Internal Revenue Service filings.

PwC audited the financial statements of each series of PIMCO Equity Series for the fiscal year ended June 30, 2011 and of the series of PIMCO Equity Series VIT for the fiscal year ended December 31, 2010. At a meeting held on August 15, 2011, the Board of Trustees of PIMCO Equity Series approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of PIMCO Equity Series for the fiscal year ending June 30, 2012. At a meeting held on February 28, 2011, the Board of Trustees of PIMCO Equity Series VIT approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of the PIMCO EqS Pathfinder Portfolio™ for the fiscal year ending December 31, 2011. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

PIMCO Equity Series

Name of Fund	Fiscal Year Ended June 30	Audit Fee	Audit-Related Fees	Tax Fees	All Other Fees for Services Provided to the Fund
PIMCO Emerging Multi-Asset Fund	2011	$17,296	$0	$0	$0
	2010	N/A	N/A	N/A	N/A
PIMCO EqS Emerging Markets Fund	2011	$25,086	$0	$0	$0
	2010	N/A	N/A	N/A	N/A
PIMCO EqS Pathfinder Fund™	2011	$31,866	$0	$0	$0
	2010	$25,858	$0	$0	$0

All fees for non-audit services provided to the Funds and PIMCO for fiscal years ended June 30, 2010 and June 30, 2011, totaled $25,858 and $74,248, respectively.

PIMCO Equity Series VIT

Name of Fund	Fiscal Year Ended Dec. 31	Audit Fee	Audit-Related Fees	Tax Fees	All Other Fees for Services Provided to the Fund
PIMCO EqS Pathfinder Portfolio™	2010	$24,561	$0	$0	$0
	2009	N/A	N/A	N/A	N/A

All fees for non-audit services provided to the Fund and PIMCO for fiscal year ended December 31, 2010, totaled $24,561.

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9919	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

LOG-ON: Vote on the internet at www.kingproxy.com/pimco and follow the on-screen instructions.
CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
MAIL: Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS ON

OCTOBER 24, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PIMCO EQUITY SERIES

The undersigned hereby appoints J. Stephen King, Jr. and Ryan G. Leshaw, jointly and severally, as proxies (‘Proxies”), with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in PIMCO Equity Series (the ‘Trust”) held of record by the undersigned on September 15, 2011 at the Special Meeting (the ‘Meeting”) of Shareholders of the Trust to be held on October 24, 2011 , at 10:00 a.m., Pacific time, at the offices of Pacific Investment Management Company LLC, the Trust’s investment adviser, at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Combined Meeting of Shareholders and the Proxy Statement dated September 23, 2011.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

PIM13-PXC-Front 1.01

If this proxy is properly executed and received by the Trust prior to the Meeting, the interests in the Trust represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ¡

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect three Trustees to the Board of Trustees:	FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
(01) Allan B. Hubbard
(02) Neel T. Kashkari
(03) Peter B. McCarthy	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD                                                 PIM13-PXC-Back 1.01